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SUPPLEMENT NO. 1 dated May 1, 2002
TO PROSPECTUS dated March 1, 2002

FOR STATE STREET RESEARCH INTERNATIONAL EQUITY FUND
    A SERIES OF STATE STREET RESEARCH FINANCIAL TRUST


INVESTMENT MANAGEMENT
Under the above caption at page 8 of the prospectus, the third paragraph is revised in its entirety to read as follows:

    "Eleanor Marsh and Miren Etcheverry, co-portfolio managers, have been responsible for the fund's day-to-day portfolio management since May 2002. Ms. Marsh is a Senior Vice President of the investment manager and has managed the fund since December 2001. Prior to joining State Street Research in 2000, she was an analyst and then a co-portfolio manager at Evergreen Investments. Ms. Etcheverry is also a Senior Vice President. Prior to joining State Street Research in 2002, she served as a Senior Vice President and portfolio manager at Credit Agricole Asset Management and as a Senior Vice President and portfolio manager at John Hancock Funds."


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